UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

On April 29, 2003, Novitron International, Inc. ("Novitron"), Landmark Scientific, Inc., ("Landmark"), and Spectran Holdings, Inc., a wholly owned subsidiary of Novitron ("Spectran"), executed an Amended and Restated Agreement and Plan of Merger (the "Landmark Merger Agreement"), pursuant to which Novitron acquired Landmark by means of a merger of Landmark with and into Spectran. Also on April 29, 2003, Novitron, Group Practice Services, Inc., ("GPSI") and Clinical Data Inc., a wholly-owned subsidiary of Novitron ("Clinical Data"), executed an Agreement and Plan of Merger pursuant to which Novitron acquired GPSI by means of a merger of GPSI with and into Clinical Data. Also on April 29, 2003, Novitron acquired, through Clinical Data, substantially all of the assets of Elan Diagnostics, Inc. ("EDx"). The acquisition was made pursuant to an Asset Purchase Agreement, dated as of December 9, 2002 ("Original Asset Purchase Agreement"), as amended on February 10, 2003, March 18, 2003, March 31, 2003 and April 29, 2003, among Elan Pharmaceuticals, Inc., the parent company of EDx ("Parent"), EDx, Clinical Data and Novitron.

On May 12, 2003, Novitron filed a Current Report on Form 8-K (the "Current Report") to report the mergers and acquisition described above. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements of the merged and acquired businesses and the pro forma financial statements required by Item 7 of Form 8-K. Accordingly, Item 7 of the Current Report on Form 8-K is hereby amended and restated in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The financial statements of Elan Diagnostics, Inc., required by this item are included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

The financial statements of Group Practice Services, Inc., required by this item are included as Exhibit 99.3 and Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

The financial statements of Landmark Scientific, Inc., required by this item are included as Exhibit 99.5 and Exhibit 99.6 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)              PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required by this item is included as Exhibit 99.7 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c)               EXHIBITS

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVITRON INTERNATIONAL, INC.

Date: July 14, 2003	/s/ Israel M. Stein MD
Israel M. Stein MD Chairman of the Board Principal Executive Officer

EXHIBIT INDEX

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, Landmark and Spectran.

2.2*	Agreement and Plan of Merger, dated as of April 29, 2003, among Novitron, GPSI and Clinical Data.

2.3*	Asset Purchase Agreement, dated as of December 9, 2002, among Parent, EDx, Clinical Data and Novitron.

2.4*	Amendment No. 1 to Original Asset Purchase Agreement, dated as of February 10, 2003, among Parent, EDx, Clinical Data and Novitron.

2.5*	Amendment No. 2 to Original Asset Purchase Agreement, dated as of March 18, 2003, among Parent, EDx, Clinical Data and Novitron.

2.6*	Amendment No. 3 to Original Asset Purchase Agreement, dated as of March 31, 2003, among Parent, EDx, Clinical Data and Novitron.

2.7*	Amendment No. 4 to Original Asset Purchase Agreement, dated as of April 29, 2003, among Parent, EDx, Clinical Data and Novitron.

23.1	Consent of KPMG LLP for Elan Diagnostics Inc
23.2	Consent of KPMG LLP for Group Practice Services Inc.
23.3	Consent of KPMG LLP for Landmark Scientific Inc.

99.1	Audited Financial Statements of Elan Diagnostics, Inc. as of December 31, 2002 and 2001 and for the Years Then Ended.

99.2	Unaudited Financial Statements of Elan Diagnostics, Inc. as of March 28, 2003 and March 29, 2002 and for the Three Months Then Ended.

99.3	Audited Consolidated Financial Statements of Group Practice Services, Inc. as of December 31, 2002 and 2001 and for the Years Then Ended.

99.4	Unaudited Consolidated Financial Statements of Group Practice Services, Inc. as of March 31, 2003 and 2002 and for the Three Months Then Ended.

99.5	Audited Financial Statements of Landmark Scientific, Inc. as of December 31, 2002 and 2001 and for the Years Then Ended.

99.6	Unaudited Financial Statements of Landmark Scientific, Inc as of March 31, 2003 and 2002 and for the Three Months Then Ended.

99.7

Novitron International, Inc.’s unaudited pro forma condensed combining financial statements as of March 31, 2003, giving the effect to the acquisition of the operating assets of Elan Diagnostics, Inc., Group Practice Services, Inc., and Landmark Scientific, Inc.

                                                            * Previously Filed.